-----------------------------------------------------------------------------------------------------------------
                                        OFFICE OF THE UNITED STATES TRUSTEE
-----------------------------------------------------------------------------------------------------------------
IN RE:                                         )            DEBTOR IN POSSESSION OPERATING REPORT
                                               )            ------------------------------------------------------
                                               )
MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES )            REPORT NUMBER  10               Page 1 of 3
                                               )                       FOR THE PERIOD FROM: January 1, 2001
                                               )                                        TO: January 31, 2001
---------------------------------------------- )            ------------------------------------------------------
CHAPTER 11 CASE NO. SV00-13471KL               )
----------------------------------------------   SEE ATTACHED

1.  Profit and Loss Statement
A.  Related to Business Operations:
          Gross Sales
                                                 _________________________
          Less Sales Returns and Discounts
                                                 _________________________
                Net Sales                                                                    -
                                                                      _________________________
          Less:  Cost of Goods Sold
               Beginning Inventory at Cost                                 -
                                                 _________________________
               Add:  Purchases
                                                 _________________________
               Less:  Ending Inventory at Cost                             -
                                                 _________________________


                    Cost of Goods Sold                                                       -
                                                                      _________________________
                                                                                             -
          Gross Profit                                                _________________________                      -
                                                                                              _________________________
          Other Operating Revenue (Specify)                                                                          -
                                                                                              _________________________
Less:  Operating Expenses
       Officer Compensation
                                                 _________________________
       Salaries & Wages - Other Employees
                                                 _________________________
               Total Salaries & Wages                                                        -
                                                                      _________________________
               Employee Benefits                                                             -
                                                                      _________________________
       Payroll Taxes
                                                 _________________________
       Real Estate Taxes (Personal Property Tax)
                                                 _________________________
       Federal and State Income Taxes
                                                 _________________________
                Total Taxes                                                                  -
                                                                      _________________________
       Rent and Lease Exp. (Real and Personal Property)                -
                                                 _________________________
       Interest Expense (Mortgage, Loan, etc.)                         -
                                                 _________________________
       Insurance
                                                 _________________________
       Automobile Expense
                                                 _________________________
       Utilities (Gas, Electric, Water,
       Telephone, etc.)
                                                 _________________________
       Depreciation and Amortization
                                                 _________________________
       Repairs and Maintenance
                                                 _________________________
       Advertising                                                       -
                                                 _________________________
       Supplies, Office Expenses,
       Photocopies, etc.
                                                 _________________________
       Bad Debts                                                         -
                                                 _________________________
       Miscellaneous Operating Expenses                                                             -
       (Specify)
                                                 _____________________________________________________
               Total Operating Expenses                                                                                 -
                                                                                                 _________________________
       Net Gain/(Loss) from Business Operations                                                                         -
                                                                                                 _________________________
B.  Not Related to Business Operations
       Income:
           Interest Income
           Other Non-Operating Revenues (Specify)
                                                                      _________________________
           Gross Proceeds on Sale of Assets
                                                                      _________________________
           Less:  Original Cost of Assets plus
           Expenses of Sale
                                                 _________________________
                Net Gain/(Loss) on Sale of
                Assets
                                                 _________________________
           Total Non-Operating Income
                                                                      _________________________
       Expenses Not Related to Business Operations:
           Legal and Professional Fees
                                                                      _________________________
           Other Non-Operating Expenses (Specify)
                                                                      _________________________
                    Total Non-Operating Expenses                                                                                 -
                                                                                                         _________________________
       NET INCOME /(LOSS) FOR PERIOD                                                                                             -
                                                                                                         =========================
-----------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                                         OPERATING REPORT                                   UST-4
-----------------------------------------------------------------------------------------------------------------------------------

                                                                         Page 1A

MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES

 Statement of Operations for the Period  Jan. 31, 01
================================================================================

     ($000's)

     REVENUES
           Sales                                                                                     82
           Rental revenues                                                                        1,250
                                                                                              ---------
                 Total revenues                                                                   1,332

           Cost of goods sold                                                                        22
           Cost of rental operation                                                                 639
                                                                                              ---------
                 Total cost of sales and rental                                                     661

                 Gross profits                                                                      671

           Selling expense                                                                          113
           General & administration                                                                 612
                                                                                              ---------
                 Total operating expenses                                                           725

                 Operating profit                                                                   (54)

           Depreciation & amortization                                                              482
           Corporate Interest allocation                                                              -
           DIP Interest                                                                               -
           Other income & expenses                                                                    2
                                                                                              ---------
           Earnings before reorganization items & income tax provision                             (538)

           Reorganization items:
           Loss from sales of assets/Closing cost of facility                                     8,089
           Professional fees                                                                      1,499
           Provision for rejected executory contracts                                                 -
           Interest earned on accumulated cash resulting from chapter 11 Proceeding                  (8)
                                                                                              ---------
                 Total reorganization items                                                       9,580

                 Income(loss) before income tax provision                                       (10,118)
           Income tax (benefits)                                                                      -
                                                                                              ---------
                 Net income                                                                     (10,118)
                                                                                              =========

-------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT No. 10
-------------------------------------------------------------------------------
                                                                 Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                        --------------------------------------------------
                                          Accounts Payable          Accounts Receivable
                                        --------------------------------------------------
Current         Under 30 days                       $19,555                      $548,466
Overdue         31 - 60 days                         $6,344                       $18,797
Overdue         61 - 90 days                         $9,804                       $10,124
Overdue         91 - 120 days                      $186,033                            $0
Overdue         121 + days                               $0                      $918,274
                                        --------------------------------------------------
Total                                              $221,736                    $1,495,661
                                        --------------------------------------------------



3.  Statement of Status of Payments to Secured Creditors and Lessors:                           SEE ATTACHED

------------------------------------------------------------------------------------------------------------
                         Frequency of                                                    Post-Petition
                         Payments per          Amount of                               Payments Not Made
                                                                                    ------------------------
    Creditor/Lessor     Lease/Contract       Each Payment      Next Payment Due     Number           Amount
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------

4.  Tax Liability:

                    Gross Payroll Expense For Period                             $674,258 *SEE NOTE
                                                               --------------------------
                    Gross Sales for Period Subject to Sales Tax                  $432,415
                                                               --------------------------

                                              -------------------------------------------------------------------------
                                                                                            Post Petition Taxes
                                                Date Paid         Amount Paid *                Still Owing
                                              -------------------------------------------------------------------------
Federal Payroll and Withholding Taxes            1/24/01            $207,000           $ 7,694
State Payroll and Withholding Taxes              1/24/01             $47,125           $ 1,980
State Sales and Use Tax                          1/22/01             $30,472           $37,397
Real Property Taxes                                                  $     0           $     0
                                              -------------------------------------------------------------------------

                    * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.  Insurance Coverage

                                              -----------------------------------------------------------------------------------
                                                   Carrier/                   Amount of              Policy         Premium Paid
                                                    Agent                      Coverage             Exp. Date        Thru Date
                                              -----------------------------------------------------------------------------------
Worker's Compensation                              GULF INS CO                                      4/1/2001          4/1/2001
Liability                                          GULF INS CO                    SEE               4/1/2001          4/1/2001
Fire and Extended Coverage                         GULF INS CO                 ATTACHED             4/1/2001          4/1/2001
Property                                           GULF INS CO         (Not Filed with Form 8K)     4/1/2001          4/1/2001
Theft                                                  CNA                                          4/1/2001          4/1/2001
Life (Beneficiary:________________)               TRANSAMERICA

Vehicle                                            GULF INS CO                                      4/1/2001          4/1/2001
Other                                            INSURANCE WEST                                     4/1/2001          4/1/2001
                                              -----------------------------------------------------------------------------------

                                               *NOTE:   PAYROLL IS PAID BY MATTHEWS STUDIO EQUIPMENT GROUP,
                                                        AND IS ALLOCATED TO THE SUBSIDIARY INCURRING THE
                                                        PAYROLL EXPENSE.
                                                        ALL PAYROLL TAXES ARE PAID BY ADP

                                                                         Page 2A

-------------------------------------------------
MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
SECURED CREDITORS AND LESSORS
JAN. 31, 2001 CREDIT FACILITY
-------------------------------------------------

                                                                                MONTHLY     UNPAID
BINDER      TAB                 DESCRIPTION                    COMPANY          PAYMENT    POST PET
------      ---   --------------------------------------      ----------      ---------------------
CRF98        39   IBM Credit Corp - AS400/JBA Software        Group               7,866       7,866
  V          85   Xerox - Copier #C0H-010403                  Group - Acct          558           0
CRF98        40   Pitney Bowes - Postage meter                Four Star             167           0
CRF98        12   Minolta Copier Corp - Copier/Fax            Four Star             264           0

--------------------------------------------------------------------------------
                 DEBTOR IN POSSESSION OPERATING REPORT NO. 10
--------------------------------------------------------------------------------
                                                                     Page 3 of 3

6.  Questions:

     A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
         _____ :  Yes   Explain: _______________________________________
               X  :No
     B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
         _____ :  Yes   Explain: _______________________________________
               X  :   No

7.  Statement of Unpaid Professional Fees (Post-Petition Only):

                ------------------------------------------------------------------------------------------
                                                                  Type                     Post-Petition
                       Name of Professional                    Professional                Unpaid Total**
                ------------------------------------------------------------------------------------------
                   Crossroads, LLC                           Turnaround management                 12,190  Estimated
                ------------------------------------------------------------------------------------------
                   George Nicolais                           Financial advisor                      2,198  Estimated
                ------------------------------------------------------------------------------------------
                   Klee Tuchin Bogdanoff & Stern             Counsel                               47,195  Estimated
                ------------------------------------------------------------------------------------------
                   Latham Watkins                            Counsel                                    -
                ------------------------------------------------------------------------------------------
                   Stutman Treister                          Counsel                               23,256  Estimated
                ------------------------------------------------------------------------------------------
                   Imperial Capital, LLC                     Financial advisor                          -
                ------------------------------------------------------------------------------------------
                   Holland & Knight                          Counsel                               33,506  Estimated
                ------------------------------------------------------------------------------------------
                   Ernst & Young                             Independent Auditors                       -
                ------------------------------------------------------------------------------------------

                **NOTE: Professional fees are paid by Matthews Studio Equipment
                        Group for all the subsidiaries.


8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

N/A

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

-----------------------------------------------------------------------------------------------------------------------------------
                             Quarterly
        Quarterly          Disbursements           Quarterly                                                          Quarterly
      Period Ending         for Quarter               Fee             Date Paid        Amount Paid    Check No.    Fee Still Owing
-----------------------------------------------------------------------------------------------------------------------------------
          6/30/2000         $7,108,942.00          $24,500.00            7/31/00        $24,500.00        2408
          9/30/2000         $7,208,343.00          $21,500.00           10/24/00        $21,500.00        1395
         12/31/2000         $7,053,994.00          $21,000.00            1/26/01        $21,000.00        1543


-----------------------------------------------------------------------------------------------------------------------------------

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:  March 1, 2001                   Signed: /s/ Ellen Gordon
        -------------                           ----------------

------------------------------------------------------------------------------------------------------------------------------------
                                                OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                            PAGE 1
                                                  CENTRAL DISTRICT OF CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------
IN RE:                              )                                           DEBTOR IN POSSESSION INTERIM STATEMENT
                                    )
  Matthews Studio Equipment Group   )                                                   STATEMENT NO. 10
                                    )                                            FOR THE PERIOD FROM: 01/01/01
                              DEBTOR)                                                             TO: 01/31/01
------------------------------------)                      -------------------------------------------------------------------------
CHAPTER 11 CASE NO.  SV 00 13471 KL )                         General        Concentration       Payroll     Tax       Pre-Chapter
------------------------------------)                         Account           Account          Account   Account       Payroll
                                                           -------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS

A.   Total Receipts Per All Prior Interim Statements       $12,424,191.58    $18,019,645.05    $294,481.71  $ 0.00    $5,082,565.61
B.   Less:  Total Disbursements Per All Prior
             Interim Statements                            $12,424,191.58    $16,765,454.99    $294,481.71   $0.00    $5,080,765.40
                                                           -------------------------------------------------------------------------
C.   Beginning Balance                                     $         0.00    $ 1,254,190.06    $      0.00   $0.00    $    1,800.21
                                                           -------------------------------------------------------------------------
D.   Receipts During Current Period

          Per Attached Schedule (Not filed with
           Form 8K)                                        $14,777,198.77    $ 1,898,582.23    $      0.00   $0.00       707,521.09
                                                           -------------------------------------------------------------------------
E.   Balance Available                                     $14,777,198.77    $ 3,152,772.29    $      0.00   $0.00    $  709,321.30
                                                           -------------------------------------------------------------------------
F.   Less:  Disbursements During Period

          Per Attached Schedule (Not filed with
           Form 8K)                                        $14,777,198.77    $ 2,382,765.10    $      0.00   $0.00       718,212.19
                                                           -------------------------------------------------------------------------
G.   Ending Balance                                        $         0.00    $   770,007.19    $      0.00   $0.00       ($8,890.89)
                                                           -------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                       ---------------------------------------------------------------------------
                                                            Investment          Professional            CD            5-Month CD
                                                             Account               Account           Account           Account
                                                       ---------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
A.   Total Receipts Per All Prior Interim Statements      $3,016,095.61        $2,159,756.87       $330,765.54      $ 1,250,000.01
B.   Less:   Total Disbursements Per All Prior
              Interim Statements                          $2,205,469.95        $2,201,176.26       $330,765.54      $         0.00
                                                       ---------------------------------------------------------------------------
C.   Beginning Balance                                    $  810,625.66          ($41,419.39)      $      0.00      $ 1,250,000.01
                                                       ---------------------------------------------------------------------------
D.   Receipts During Current Period

          Per Attached Schedule (Not filed with
           Form 8K)                                          395,638.10           316,897.97                 -       12,816,090.21
                                                       ---------------------------------------------------------------------------
E.   Balance Available                                    $1,206,263.76        $  275,478.58       $      0.00      $14,066,090.22
                                                       ---------------------------------------------------------------------------
F.   Less:  Disbursements During Period

          Per Attached Schedule (Not filed with
           Form 8K)                                          316,897.97           275,478.58                 -                   -
                                                       ---------------------------------------------------------------------------
G.   Ending Balance                                       $  889,365.79        $        0.00       $      0.00      $14,066,090.22
                                                       ---------------------------------------------------------------------------

H.  ACCOUNT INFORMATION
    (1).   General Account                                            (5).  Pre-Chapter Payroll Account
           (a)  City National Bank 4605 Lankershim Blvd. No.                (a) Western Security Bank 4100 W. Alameda Ave.,
                Hollywood, Ca.                                                  Burbank, Ca.

           (b) 411952738                                                    (b) 001064088

    (2).   Concentration Account                                      (6).  Investment Account

           (a)  City National Bank 4605 Lankershim Blvd. No.                (a) City National Bank 4605 Lankershim Blvd. No.
                Hollywood, Ca.                                                  Hollywood, Ca.
           (b)  411952886                                                   (b) BHS-072281

    (3).   Payroll Account                                            (7).  Professional Account

           (a)  City National Bank 4605 Lankershim Blvd. No.                (a) City National Bank 4605 Lankershim Blvd. No.
                Hollywood, Ca.                                                  Hollywood, Ca.
           (b)  411952800                                                   (b) 411953459

    (4).   Tax Account                                                (8).  Certificate of of Deposit
           (a)  City National Bank 4605 Lankershim Blvd. No.                (a) City National Bank 4605 Lankershim Blvd. No.
                Hollywood, Ca.                                                  Hollywood, Ca.
           (b)  411952851                                                   (b) 411955397

                                                                      (9).  5-Month Liquid Certificate of of Deposit

                                                                            (a) City National Bank 4605 Lankershim Blvd. No.
                                                                                Hollywood, Ca.
                                                                            (b) 411955893


I.  Other Monies On Hand:  None

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above

Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated: March 1, 2001                 Signed:  /s/ Ellen Gordon
-------------------------------      -------------------------------
------------------------------------------------------------------------------------------------------------------------------------